UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 25, 2008
MIDWEST BANC HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-29598	36-3252484
(State or other jurisdiction	(Commission file number)	(I.R.S. employer
of incorporation)		identification no.)

501 W. NORTH AVENUE
MELROSE PARK, ILLINOIS	60160
(Address of principal executive	(Zip Code)
offices)
Registrant’s telephone number, including area code: (708) 865-1053
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On February 26, 2008, the Company will participate in the Midwest 2008 Super Community Bank Conference in Chicago, Illinois. Attached as Exhibit 99.1 is a copy of the presentation for this conference.
On March 3, 2008, the Company will participate in the Raymond James 29th Annual Institutional Investors Conference in Orlando, Florida. Attached as Exhibit 99.2 is a copy of the presentation for this conference.
Note: the information in this report provided in item 7.01 (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits
(c)	Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:
Exhibit 99.1	Midwest 2008 Super Community Bank Conference.
Exhibit 99.2	Raymond James 29th Annual Institutional Investors Conference Presentation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.
	By:	/s/ James J. Giancola
James J. Giancola
Date: February 25, 2008		President and Chief Executive Officer

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